Exhibit 99.2

Supplemental Information
First Quarter 2016

NYSE: CHCT
www.chct.reit

Cautionary Note Regarding Forward-Looking Statements

In addition to the historical information contained within, the matters discussed in this supplemental operating and financial information package may contain forward-looking statements that involve risks and uncertainties. These risks and uncertainties are discussed from time to time in the Company's filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on the forward-looking statements contained herein which speak only as of the date hereof. The Company undertakes no obligation to update forward-looking statements, whether as the result of new information, future developments, or otherwise, except as may be required by law.

Community Healthcare Trust / 1Q 2016 Supplemental Information	Page 2

 CORPORATE INFORMATION

Corporate Headquarters

Community Healthcare Trust Incorporated
3326 Aspen Grove Drive, Suite 150
Franklin, Tennessee 37067
Phone: 615.771.3052
E-mail: Investorrelations@chct.reit
Website: www.chct.reit

Board of Directors

Timothy G. Wallace	Alan Gardner	Robert Hensley	Alfred Lumsdaine	R. Lawrence Van Horn
Chairman of the Board, Chief Executive Officer and President	Lead Independent Director	Audit Committee Chair	Compensation Committee Chair	Corporate Governance Committee Chair

Management Team

Timothy G. Wallace	W. Page Barnes	Steve Harrison	Roland H. Hart	Leigh Ann Stach
Chief Executive Officer and President	Executive Vice President, Chief Financial Officer	Managing Director, Business Development	Vice President, Asset Management	Vice President, Financial Reporting and Chief Accounting Officer

	Michael Willman	William R. Davis	James W. Short
	Vice President, Real Estate	Vice President, Information Technology	Vice President, Special Projects

Covering Analysts

A. Goldfarb - Sandler O'Neil			R. Stevenson - Janney Capital Markets
S. McGrath - Evercore ISI			S. Manaker - Oppenheimer
E. Fleming - SunTrust Robinson Humphrey

Professional Services

Independent Registered Public Accounting Firm			Transfer Agent
BDO USA, LLP			American Stock Transfer & Trust Company, LLC
414 Union Street, Suite 1800			Operations Center
Nashville, Tennessee 37219			6201 15th Avenue
Brooklyn, NY 11219
1.800.937.5449

Community Healthcare Trust / 1Q 2016 Supplemental Information	Page 3

HISTORICAL FFO AND NORMALIZED FFO (1) (2)
(dollars in thousands, except per share data)

	2016	2015 (3)
	Q1	Q4	Q3	Q2
Net income (loss)	$116	$121	$(67)	$(1,509)
Real estate depreciation and amortization	2,813	2,415	2,211	577
Total adjustments	2,813	2,415	2,211	577
Funds from Operations	$2,929	$2,536	$2,144	$(932)
Transaction costs	288	243	(101)	1,546
Straight line rent	(95)	(69)	(50)	(14)
Deferred compensation	121	70	70	26
Normalized Funds From Operations	$3,243	$2,780	$2,063	$626
Funds from Operations per Common Share-Diluted	$0.39	$0.34	$0.29	$(0.26)
Normalized Funds From Operations Per Common Share-Diluted	$0.43	$0.37	$0.27	$0.18
Weighted Average Common Shares Outstanding-Diluted	7,562,644	7,511,815	7,507,460	3,574,392
Weighted Average Common Shares Outstanding-Diluted for Normalized FFO	7,562,644	7,511,815	7,507,460	3,563,389

(1)
Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market conditions, many industry investors deem presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For that reason, the Company considers FFO and normalized FFO to be appropriate measures of operating performance of an equity REIT. In particular, the Company believes that normalized FFO is useful because it allows investors, analysts and Company management to compare the Company’s operating performance to the operating performance of other real estate companies and between periods on a consistent basis without having to account for differences caused by unanticipated items and other events.

The Company uses the NAREIT definition of FFO. Funds from operations ("FFO") and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. ("NAREIT"). NAREIT defines FFO as the most commonly accepted and reported measure of a REIT's operating performance equal to "net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures." The Company has included normalized FFO above which it has defined as FFO excluding certain expenses related to the Company's initial public offering and closing costs of properties acquired and mortgages funded. Normalized FFO presented herein may not be comparable to similar measures presented by other real estate companies due to the fact that not all real estate companies use the same definition.

FFO and normalized FFO should not be considered as alternatives to net income (determined in accordance with GAAP) as indicators of the Company’s financial performance or as alternatives to cash flow from operating activities (determined in accordance with GAAP) as measures of the Company’s liquidity, nor are they necessarily indicative of sufficient cash flow to fund all of the Company’s needs. The Company believes that in order to facilitate a clear understanding of the consolidated historical operating results of the Company, FFO and normalized FFO should be examined in conjunction with net income as presented elsewhere herein.

(2)	There were no operations prior to the Company's initial public offering in May 2015, therefore, there were no funds from operations prior to the second quarter of 2015.
(3)	Normalized FFO has been restated to conform to the current period presentation.

Community Healthcare Trust / 1Q 2016 Supplemental Information	Page 4

BALANCE SHEET INFORMATION
(dollars in thousands, except per share data)

	2016	2015				2014
	Q1	Q4	Q3	Q2	Q1	Q4
ASSETS
Real estate properties
Land	$19,317	$13,216	$10,407	$9,357	$—	$—
Buildings, improvements, and lease intangibles	140,322	119,716	90,721	78,349	—	—
Personal property	69	35	—	—	—	—
Total real estate properties	159,708	132,967	101,128	87,706	—	—
Less accumulated depreciation	(8,018)	(5,203)	(2,788)	(577)	—	—
Total real estate properties, net	151,690	127,764	98,340	87,129	—	—
Cash and cash equivalents	1,571	2,018	16,053	39,552	2	2
Mortgage note receivable, net	23,277	10,897	10,862
Other assets, net	2,704	2,124	1,795	1,139	—	—
Total assets	$179,242	$142,803	$127,050	$127,820	$2	$2

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Revolving credit facility	$55,000	$17,000	$—	$—	$—	$—
Accounts payable and accrued liabilities	1,299	812	1,031	1,098	—	—
Other liabilities	3,349	2,721	1,060	687	—	—
Total liabilities	59,648	20,533	2,091	1,785	—	—

Commitments and contingencies

Stockholders' Equity
Preferred stock, $0.01 par value; 50,000,000 shares authorized	—	—	—	—	—	—
Common stock, $0.01 par value; 450,000,000 shares authorized	77	76	76	76	2	2
Additional paid-in capital	127,697	127,578	127,538	127,468	—	—
Cumulative net loss	(1,340)	(1,456)	(1,576)	(1,509)	—	—
Cumulative dividends	(6,840)	(3,928)	(1,079)	—	—	—
Total stockholders’ equity	119,594	122,270	124,959	126,035	2	2
Total liabilities and stockholders' equity	$179,242	$142,803	$127,050	$127,820	$2	$2

Community Healthcare Trust / 1Q 2016 Supplemental Information	Page 5

STATEMENTS OF OPERATIONS INFORMATION
(dollars in thousands, except per share data)

	2016	2015				2014
	Q1	Q4	Q3	Q2	Q1	Q4

REVENUES
Rental income	$3,673	$3,050	$2,585	$729	$—	$—
Tenant reimbursements	957	1,202	655	107	—	—
Mortgage interest	536	304	—	—	—	—
	5,166	4,556	3,240	836	—	—

EXPENSES
Property operating	1,049	1,123	751	138	—	—
General and administrative	806	646	223	1,603	—	—
Depreciation and amortization	2,815	2,416	2,211	577	—	—
Bad debts	—	71	—	—	—	—
	4,670	4,256	3,185	2,318	—	—
OTHER INCOME (EXPENSE)
Interest expense	(380)	(183)	(140)	(41)	—	—
Interest and other income, net	—	4	18	14	—	—
	(380)	(179)	(122)	(27)	—	—
NET INCOME (LOSS) AND COMPREHENSIVE INCOME (LOSS)	$116	$121	$(67)	$(1,509)	$—	$—

INCOME (LOSS) PER COMMON SHARE
Net income (loss) per common share – Basic	$0.02	$0.02	$(0.01)	$(0.42)	$—	$—
Net income (loss) per common share – Diluted	$0.02	$0.02	$(0.01)	$(0.42)	$—	$—
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING-BASIC	7,511,183	7,511,183	7,511,183	3,574,392	200,000	200,000
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING-DILUTED	7,562,644	7,511,815	7,511,183	3,574,392	200,000	200,000
DIVIDENDS DECLARED, PER COMMON SHARE, DURING THE PERIOD	$0.3775	$0.3750	$0.1420	$—	$—	$—

Community Healthcare Trust / 1Q 2016 Supplemental Information	Page 6

INVESTMENT ACTIVITY
(dollars in thousands)

2016 INVESTMENT ACTIVITY
(As of March 31, 2016)
Location	Property Type	Acquisition/ Closing Date	Purchase Price/ Mortgage Funding	Square Feet	Aggregate Leased % at Acquisition

Property Acquisitions:
Waco, TX	MOB	1/15/2016	$2,700	19,495	100.0%
Lakeland, FL	MOB	1/21/2016	6,750	40,036	84.1%
Oak Lawn, IL	ASC	3/30/2016	6,578	30,455	100.0%
Jensen Beach, FL	MOB	3/30/2016	9,400	56,457	100.0%
Total / Weighted Average			$25,428	146,443	95.6%

Mortgage Note Fundings:
Des Plaines, IL	BF	1/14/2016	$12,500	85,000	100.0%
Total / Weighted Average			$12,500	85,000	100.0%

Community Healthcare Trust / 1Q 2016 Supplemental Information	Page 7

LEASING INFORMATION

LEASE EXPIRATION SCHEDULE

		Total Leased Square Footage		Annualized Lease Revenue
Year	Number of Leases Expiring	Amount	Percent (%)	Amount (in thousands)	Percent (%)
Q2 2016	2	5,311	0.6%	$106	0.7%
Q3 2016	3	19,237	2.3%	453	2.9%
Q4 2016	6	31,355	3.7%	637	4.1%
2017	10	72,444	8.6%	1,737	11.1%
2018	28	157,298	18.7%	3,120	19.9%
2019	24	118,567	14.1%	2,634	16.8%
2020	17	108,711	12.9%	1,837	11.7%
2021	4	47,845	5.7%	939	6.0%
2022	10	60,526	7.2%	1,071	6.8%
2023	3	24,039	2.9%	417	2.7%
2024	1	5,390	0.6%	182	1.2%
2025	6	29,234	3.5%	672	4.3%
Thereafter	13	161,944	19.1%	1,821	11.7%
Month-to-Month	2	955	0.1%	14	0.1%
Totals	129	842,856	100.0%	$15,640	100.0%

Community Healthcare Trust / 1Q 2016 Supplemental Information	Page 8

PROPERTY DIVERSIFICATION
(As of March 31, 2016)

Property Type	Number of Properties	Annualized Revenue (1) ($ in thousands)	Annualized Revenue (%)
Medical Office Building (MOB)	15	$7,661	42.3%
Physicians Clinic (PC)	11	3,126	17.3%
Ambulatory Surgery Center (ASC)	8	2,887	16.0%
Dialysis Clinic (DC)	6	1,142	6.3%
Long-term Acute Care Center (LTAC) (2)	1	1,060	5.9%
Oncology Center (OC)	3	508	2.8%
Behavioral Facility (BF) (2)	2	1,709	9.4%
Total	46	$18,093	100.0%
______________________
(1) Annualized revenue for leases was calculated by multiplying base rent for the month of March 2016 by 12 and for the mortgage was calculated based on the principal outstanding at March 31, 2016 in accordance with the mortgage note.

(2) Includes a mortgage investment.

Community Healthcare Trust / 1Q 2016 Supplemental Information	Page 9

PROPERTY DIVERSIFICATION
(continued)
(As of March 31, 2016)

State	Number of Properties	Annualized Revenue (1) ($ in thousands)	Annualized Revenue (%)
FL	7	$3,103	17.1%
IL	3	2,867	15.8%
KS	5	2,430	13.4%
TX	5	2,369	13.1%
LA	1	1,060	5.9%
AL	6	1,072	5.9%
KY	2	721	4.0%
OH	3	696	3.8%
PA	2	615	3.4%
MI	1	613	3.4%
CO	2	543	3.0%
Other (Less than 3%)	9	2,004	11.2%
Total	46	$18,093	100.0%
_________________
(1) Annualized revenue for leases was calculated by multiplying base rent for the month of March 2016 by 12 and for the mortgage was calculated based on the principal outstanding at March 31, 2016 in accordance with the mortgage note.

(2) Includes a mortgage investment.

PROPERTY DIVERSIFICATION
(continued)

Community Healthcare Trust / 1Q 2016 Supplemental Information	Page 10

(As of March 31, 2016)

Tenant	Annualized Revenue (1) ($ in thousands)	Annualized Revenue (%)
Chicago Behavioral Hospital (2)	$1,394	7.7%
AMG Specialty Hospital (2)	1,060	5.9%
Fresenius	913	5.0%
HCA Physician Services Group	886	4.9%
Adventist Health System Sunbelt Healthcare Corporation	655	3.6%
Tenet Healthcare Corporation	613	3.4%
Curae Health	564	3.1%
Roger E Bassin	543	3.0%
Others (Less than 3%)	11,465	63.4%
Total	$18,093	100.0%

(1) Annualized revenue for leases was calculated by multiplying base rent for the month of March 2016 by 12 and for the mortgage was calculated based on the principal outstanding at March 31, 2016 in accordance with the mortgage note.

(2) Mortgage investment.

Community Healthcare Trust / 1Q 2016 Supplemental Information	Page 11